CO PY RI GH T © A BC EL LE RA FEBRUARY 27, 2025 FULL YEAR 2024 BUSINESS UPDATE

These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance, or achievements to be materially different from the information expressed or implied by these forward-looking statements. These risks, uncertainties and other factors are described under "Risk Factors," "Management's Discussion and Analysis of Financial Condition and Results of Operations" and elsewhere in the documents we file with the Securities and Exchange Commission from time to time. We caution you that forward-looking statements are based on a combination of facts and factors currently known by us and our projections of the future, about which we cannot be certain. As a result, the forward-looking statements may not prove to be accurate. The forward-looking statements in this presentation represent our views as of the date hereof. We undertake no obligation to update any forward-looking statements for any reason, except as required by law. DISCLAIMER This presentation contains forward-looking statements, including statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements are based on management’s beliefs and assumptions and on information currently available to management. All statements contained in this presentation other than statements of historical fact are forward-looking statements, including statements regarding our ability to develop, commercialize and achieve market acceptance of our current and planned products and services, our research and development efforts, and other matters regarding our business strategies, use of capital, results of operations and financial position, and plans and objectives for future operations. In some cases, you can identify forward-looking statements by the words “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. 2 CO PY RI GH T © A BC EL LE RA Fu ll Y ea r 2 02 4 Bu si ne ss U pd at e

FULL YEAR 2024 RECAP

Transitioning into a clinical-stage biotech.

Building Internal Pipeline & Programs

- **Put first 2 programs on track for Clinical Trial Application (CTA)** submissions in Q2 2025
- **Advanced discovery pipeline of antibody drug programs** with first-in-class or best-in-class potential

Completing Investments in Our Engine

- **Moved into new HQ**
- **Built Phase 1 clinical manufacturing and operations** capabilities for launch in 2025

Reducing New Discovery Partnership Activity

- **2 new partnerships**
- **1 partnership expansion**

~$840M in available liquidity to execute on our strategy

Full Year 2024 Business Update
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4 CO PY RI GH T © A BC EL LE RA Fu ll Y ea r 2 02 4 Bu si ne ss U pd at e Use our competitive advantage in antibody drug creation to build a pipeline of differentiated assets. STRATEGY

INTERNAL PIPELINE & PROGRAMS

Pursue high-value opportunities across multiple **indications and modalities.**

Our platform supports multiple modalities including IgGs, ADCs and bispecifics.

Our strategy is to look broadly for programs that have the highest potential ROI, without constraint by indication.

We manage our portfolio and assess opportunities by asking the following questions:

- Do we like the **science**?
- Is there a **commercial opportunity** with an unmet medical need?
- Is there an opportunity for **differentiation**?
- Is there a clear **development path**?

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INTERNAL PIPELINE & PROGRAMS

ABCL635 Undisclosed

Science

- **Pathway validated with small molecules**

Commercial Opp

- **High unmet need in large target population**
- **>$2B estimated market**

Differentiation

- **Potential first-in-class antibody** in area of metabolic and endocrine conditions
- **Expect differentiated safety profile** vs small molecules
- Convenience and compliance with **subcutaneous dosing schedule**

Development Path

- **Clear clinical development path**
- CTA* filing anticipated in Q2 2025 with **safety and early efficacy data readout in 2026**

* **Clinical Trial Applications (CTAs)** = Canadian equivalent to an **Investigational New Drug (IND) submission**

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INTERNAL PIPELINE & PROGRAMS

ABCL575 OX40L Antagonist

Science

- **OX40L mechanism of action established** in atopic dermatitis with a favourable safety profile
- **High potential across multiple immunology and inflammation (I&I) indications** (asthma, alopecia, HS, celiac etc.)
- Attractive pathway for **development of combinations in I&I**

Commercial Opp

- **Atopic dermatitis is an $11B+* market**, growing at over 25%
- **Need for alternatives beyond IL-13 and IL-4/13 classes in both 1st line and 2nd line** (more than 20%** of dupilumab patients discontinue)
- **Potential of OX40L class across multiple indications** is being evaluated

Differentiation

- **Competitive space with two late stage programs** targeting OX40L (amlitelimab) and OX40 (rocatilimab)
- **ABCL575 expected to support Q12W or longer dosing schedule**

Development Path

- **Well-established clinical development path**
- CTA*** filing anticipated in Q2 2025 with **safety and PK in 2026**

* Cantor Fitzgerald Estimate, September, 2024

** Spekhorst et al. JAMA Dermatol. 2022; 158(9): 1048

*** **Clinical Trial Applications (CTAs)** = Canadian equivalent to an **Investigational New Drug (IND) submission**

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INTERNAL PIPELINE & PROGRAMS

In 2025 we intend to submit **CTAs*** for our **first 2 programs**.

MOLECULE	TARGET	THERAPEUTIC AREA	STAGE		
ABCL635	**Undisclosed** GPCR or ion channel	**Metabolic & Endocrine Conditions**	**CTA / IND-Enabling** **2025 Q1** *In progress*	**CTA Submission** **2025 Q2** *Anticipated*	**Phase I Readout** **2026** *Anticipated*
ABCL575	**OX40L**	**Immunology & Inflammation**	**CTA / IND-Enabling** **2025 Q1** *In progress*	**CTA Submission** **2025 Q2** *Anticipated*	**Phase I Readout** **2026** *Anticipated*

* **Clinical Trial Applications (CTAs)** = Canadian equivalent to an **Investigational New Drug (IND) submission**

20+ discovery programs in the pipeline

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PARTNERING PORTFOLIO

In order to focus on our pipeline, we decreased new discovery **partnership activity**.

2024 Partnering Activity

Entered into 3 partnership agreements in the first half of 2024:

2 new partnerships

Biogen

Viking

ARROWMARK PARTNERS

1 partnership expansion

Lilly

T-Cell Engager Platform Activity

Entered into first significant TCE partnership agreement based on T-Cell Engager platform:

1 partnership expansion

AbbVie

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2025 PRIORITIES

Enter the clinic and initiate clinical manufacturing activities at new facility.

ABCL635 Phase 1 clinical trials initiated in 2025

ABCL575 Phase 1 clinical trials initiated in 2025

Nominate additional development candidate(s) for CTA-enabling studies

Complete platform investments by the first half of the year

Initiate activities at the new clinical manufacturing facility

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POTENTIAL MILESTONES

We expect a number of key milestones in the next **18-24 months**.

First **2 CTAs*** & start of clinical trials in **2025**

CTA submissions anticipated in Q2 2025. If successful, initiation of Phase 1 clinical trials to follow:

- ABCL635
- ABCL575

* **Clinical Trial Applications (CTAs)** = Canadian equivalent to an **Investigational New Drug (IND) submission**

First **2 clinical data readouts** in **2026**

Anticipate readout of Phase 1 clinical data:

- ABCL635
- ABCL575

Intention to submit **1-3 INDs** per year over **next 5 years**

20+ internal programs in the pipeline:

- Expect steady flow of readouts on potentially first-in-class therapeutic antibodies

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12 CO PY RI GH T © A BC EL LE RA Fu ll Y ea r 20 24 B us in es s U pd at e FULL YEAR 2024 FINANCIALS UPDATE

Full Year 2024 Business Update

Continued progress on key business metrics and a strong cash position.

~$840M in available liquidity to execute on our strategy

~$650M in total cash, cash equivalents, & marketable securities

96 cumulative partner-initiated program starts with downstreams

16 molecules in the clinic

2 internal programs advanced into IND/CTA-enabling studies

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14 CO PY RI GH T © A BC EL LE RA Fu ll Y ea r 2 02 4 Bu si ne ss U pd at e PARTNER-INITIATED PROGRAM STARTS WITH DOWNSTREAMS Cumulative # of MOLECULES IN THE CLINIC Cumulative # of Note: Showing year-end figures. Historical results are not necessarily indicative of future results. Notable Updates on Molecule This Quarter’s Update ABD-147 Advanced into Phase 1 trial Undisclosed (Trianni license) New, in Phase 1/2 trial GIGA-564 (Trianni license) New, in Phase 1 trial Continuing portfolio growth. MOLECULES IN THE CLINIC

Partner-initiated programs continue to progress towards the clinic.

Cumulative # of **PARTNER-INITIATED PROGRAMS WITH DOWNSTREAM PARTICIPATION***



96
AbCellera Started
76
Transferred to Partner
6
Not Expected to Progress
14
In Progress
37
Understood to be Progressing
39
Not Expected to Progress
AbCellera Leading or Co-Leading Work
Partner Leading Work
4 Clinical Development
5 Preclinical Development
42 Discovery

*Excludes AbCellera-initiated and Trianni-license program. As of Dec 31, 2024. Historical results are not necessarily indicative of future results.

Full Year 2024 Business Update

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16 CO PY RI GH T © A BC EL LE RA Large diversified exposure to next-gen antibody therapies. *As of December 31, 2024 AbCellera-Initiated Programs* started across these therapeutic areas27 100% human health n = 27 Partner-Initiated Programs with Downstream Participation* started are diversified across these therapeutic areas 96 91% human health: target antigen known n = 87 9% animal health n = 9 21% neurology 6% infectious disease 5% ophthal- mology 4% other 17% immunology & inflammation 47% oncology 30% oncology & immunology T-cell engagers 56% undisclosed GPCRs & ion channels n = 8 n = 15 infectious disease pandemic response 4%10% undisclosed other n = 3 n = 1 Fu ll Y ea r 2 02 4 Bu si ne ss U pd at e

Operating expenses reflect investments, predominantly in R&D; partly offset by $29M in revenue.

Revenue USD



MILESTONES
LICENSING
RESEARCH FEES
$38.0M
$35.6M
$28.8M
$26.3M
$1.5M
$1.0M
2023
2024

Operating Expenses USD



RESEARCH & DEVELOPMENT
-$8.4M
$175.7M
$167.3M
2023
2024
SALES & MARKETING
-$1.4M
$14.2M
$12.8M
2023
2024
GENERAL & ADMIN
+$11.7M
$61.0M
$72.7M
2023
2024

Full Year 2024 Business Update

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18 CO PY RI GH T © A BC EL LE RA Fu ll Y ea r 2 02 4 Bu si ne ss U pd at e Net loss of $163M; equivalent to ($0.55) per share (basic & diluted). Earnings USD NET EARNINGS EARNINGS PER SHARE: BASIC AND DILUTED 2023 2024 ($146.4M) ($162.9M) Post-production ❑ Move “Q” labels down

19 CO PY RI GH T © A BC EL LE RA Fu ll Y ea r 2 02 4 Bu si ne ss U pd at e Approximately $653M in total cash, equivalents, and marketable securities. Cash Flows USD * Restricted cash (including restricted cash in other assets) ($51M) Other INVESTING FINANCING FX $469M Marketable Securities $156M Cash & Equivalents $27M* $627M Marketable Securities $173M Marketable Securities (net) OPERATINGDec 31, 2023 $27M* $133M Cash & Equivalents $788M ($109M) $121M $13M ($3M) $653M Dec 31, 2024

20 CO PY RI GH T © A BC EL LE RA Fu ll Y ea r 2 02 4 Bu si ne ss U pd at e THANK YOU